American Century Investments®
Quarterly Portfolio Holdings
Non-U.S. Intrinsic Value Fund
August 31, 2020

Non-U.S. Intrinsic Value - Schedule of Investments
AUGUST 31, 2020 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 98.6%
Belgium — 0.7%
Ontex Group NV(1)	287,567	3,841,354
Brazil — 0.9%
Banco Bradesco SA	1,315,660	4,625,283
China — 8.1%
Baidu, Inc., ADR(1)	124,530	15,512,702
CNOOC Ltd.	13,800,000	15,579,967
CNOOC Ltd., ADR	11,294	1,278,029
PetroChina Co. Ltd., H Shares	30,204,000	10,398,092
		42,768,790
France — 16.5%
Atos SE(1)	77,296	6,696,201
BNP Paribas SA(1)	450,620	19,635,758
Publicis Groupe SA(1)	288,125	10,091,457
Sanofi	226,059	22,892,882
Sanofi, ADR	92,797	4,693,672
Societe Generale SA(1)	330,561	5,346,568
TOTAL SE	441,068	17,451,250
		86,807,788
Germany — 8.0%
Bayerische Motoren Werke AG	155,703	11,194,055
Commerzbank AG(1)	1,750,999	10,174,969
Daimler AG	400,707	20,425,610
		41,794,634
Italy — 3.8%
Eni SpA	1,286,990	11,970,618
Saras SpA(1)	6,124,495	4,251,788
UniCredit SpA(1)	364,573	3,591,723
		19,814,129
Japan — 19.8%
Alfresa Holdings Corp.	422,200	8,469,820
Haseko Corp.	460,200	6,269,727
Hazama Ando Corp.	393,000	2,663,181
Mitsubishi UFJ Financial Group, Inc.	4,123,900	17,169,523
Mizuho Financial Group, Inc.	11,076,000	14,991,997
Nippon Television Holdings, Inc.	741,600	8,743,460
Nissan Motor Co. Ltd.	2,951,400	11,960,316
Sumitomo Mitsui Financial Group, Inc.	411,600	12,072,354
Takeda Pharmaceutical Co. Ltd.	350,700	13,044,593
Token Corp.	36,400	2,365,184
TV Asahi Holdings Corp.	244,500	3,864,564
Yamazen Corp.	221,200	2,077,927
		103,692,646
Mexico — 1.7%
Fibra Uno Administracion SA de CV	11,319,326	8,855,994
Netherlands — 2.4%
Aegon NV	1,852,180	5,154,571
Randstad NV	88,502	4,609,008

Signify NV(1)	89,837	2,998,749
		12,762,328
Russia — 5.0%
Gazprom PJSC, ADR	139,339	672,209
Gazprom PJSC	3,784,178	9,220,178
Surgutneftegas PJSC, Preference Shares	32,331,282	16,191,195
		26,083,582
South Korea — 6.3%
Hana Financial Group, Inc.	53,374	1,259,942
Hyundai Mobis Co. Ltd.	72,754	13,642,926
Hyundai Motor Co.	70,313	10,384,133
Kia Motors Corp.	219,993	7,818,921
		33,105,922
Spain — 1.2%
Atresmedia Corp. de Medios de Comunicacion SA	622,690	1,677,074
Banco Bilbao Vizcaya Argentaria SA	1,553,802	4,592,395
		6,269,469
Switzerland — 6.4%
Credit Suisse Group AG	1,913,350	21,012,653
UBS Group AG	1,019,355	12,408,485
		33,421,138
United Kingdom — 17.8%
Babcock International Group plc	2,751,610	10,008,423
Barclays plc(1)	12,220,697	18,486,409
BT Group plc	2,055,957	2,876,097
Capita plc(1)	5,035,675	2,104,107
GlaxoSmithKline plc	1,261,702	24,828,272
Kingfisher plc	5,243,368	19,074,819
Standard Chartered plc (London)(1)	791,718	4,139,573
WPP plc	1,353,416	11,680,059
		93,197,759
TOTAL COMMON STOCKS (Cost $542,278,825)		517,040,816
EXCHANGE-TRADED FUNDS — 1.1%
iShares MSCI EAFE Value ETF (Cost $5,833,705)	138,588	5,820,696
TEMPORARY CASH INVESTMENTS — 2.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.375%, 6/30/22 - 4/30/26, valued at $5,985,811), in a joint trading account at 0.05%, dated 8/31/20, due 9/1/20 (Delivery value $5,866,636)		5,866,628
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.75%, 2/15/37, valued at $7,982,605), at 0.05%, dated 8/31/20, due 9/1/20 (Delivery value $7,826,011)		7,826,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	7,801	7,801
TOTAL TEMPORARY CASH INVESTMENTS (Cost $13,700,429)		13,700,429
TOTAL INVESTMENT SECURITIES — 102.3% (Cost $561,812,959)		536,561,941
OTHER ASSETS AND LIABILITIES — (2.3)%		(11,865,378)
TOTAL NET ASSETS — 100.0%		$524,696,563

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	29.6%
Consumer Discretionary	19.7%
Energy	16.6%
Health Care	14.1%
Communication Services	10.3%
Industrials	4.2%
Real Estate	1.7%
Information Technology	1.7%
Consumer Staples	0.7%
Exchange-Traded Funds	1.1%
Cash and Equivalents*	0.3%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS
1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks	21,484,403	495,556,413	—
Exchange-Traded Funds	5,820,696	—	—
Temporary Cash Investments	7,801	13,692,628	—
	27,312,900	509,249,041	—

This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.